Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF SARBANES-OXLEY ACT
Pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of PDG Environmental, Inc. herby certify that the Annual Report of PDG Environmental, Inc. on Form 10-K for the fiscal year ended January 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of PDG Environmental, Inc.

By:	/s/ John C. Regan
John C. Regan
Chief Executive Officer
Dated: May 15, 2009

By:	/s/ Nicola Battaglia
Nicola Battaglia
Chief Financial Officer
Dated: May 15, 2009